LIQUIDATING TRUST AND ESCROW AGREEMENT


         THIS LIQUIDATING TRUST AND ESCROW AGREEMENT (this "Agreement") is entered into and effective as of April 26, 1996 (the "Effective Date"), which Effective Date shall be the date of the Closing (as defined below), by and among SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer"),
GUARANTEED HOTEL INVESTORS 1985, L.P., a Delaware limited partnership ("Seller"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association principally located in the State of Arizona ("Escrow Agent").

                             PRELIMINARY STATEMENTS

         Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1 of this Agreement. Seller has agreed to sell to Buyer the Hotel Properties pursuant to the terms of the Purchase Agreement.

         Seller and Buyer desire to enter into this Agreement for the purpose of appointing Escrow Agent to receive and hold the Escrow Funds in escrow and disburse such Escrow Funds as contemplated by this Agreement.

         This Agreement shall govern the terms upon which Escrow Agent shall distribute the Escrow Funds.


                                    AGREEMENT

         NOW,  THEREFORE,  in  consideration of the premises set forth above and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Definitions. The following terms shall have meanings set forth in this Section 1 for all purposes of this Agreement:

         "Closing" shall have the meaning set forth in Section 4 of the Purchase Agreement.

         "Escrow Funds" means the sum of $2,500,000 from the proceeds of the Purchase Price to be deposited by Seller into an interest bearing trust account with Escrow Agent pursuant to this Agreement immediately after the Effective Date. The term "Escrow Funds" shall include all interest accruing thereon.

         "General Partner" means FFCA Management Company Limited Partnership,  a
Delaware  limited  partnership,   whose  general  partner  is  Perimeter  Center
Management Company, a Delaware corporation.

         "Hotel Properties" has the meaning set forth in the Purchase Agreement.

         "Investors" means each person who holds one or more Units in Seller and is reflected as an Investor on the books and records of Seller on the Effective Date.

         "Purchase Agreement" means that certain Purchase Agreement dated as of October 27, 1995, as amended.

         "Purchase Price" means the amount of $73,250,000.00 to be paid by Buyer to Seller at the Closing, subject to adjustment and prorations as set forth in the Purchase Agreement.

         "Unit" means one or more units of assigned limited partnership interests in Seller.

         2. Appointment of Escrow Agent. (a) Effective as of the Effective Date, Escrow Agent is appointed escrow agent to hold and disburse the Escrow Funds in accordance with the instructions set forth herein. Escrow Agent agrees, upon such appointment, to act as escrow agent under this Agreement.

         (b) Escrow Agent shall have no powers or rights with respect to holding, investing and disbursing the Escrow Funds other than as expressly set forth in this Agreement.

         (c) Escrow Agent shall be responsible for providing to each Investor periodic reports containing unaudited financial statements and certain other information and will file such reports on Forms 10-K and 8-K with the Securities and Exchange Commission in accordance with applicable securities laws. Such reports shall include, without limitation, an annual written report, certified by Escrow Agent, setting forth:

                  (i) an unaudited balance sheet of the Escrow Fund account as of the end of the calendar year and the investment status of any funds held in the Escrow Fund account;

                  (ii) the amount of all liabilities discharged during such calendar year;

                  (iii) the amount of all distributions, if any, made to Investors during such calendar year; and

                  (iv) any action taken by Escrow Agent in the performance of its duties not previously reported that materially effect the Escrow Funds.
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         In  preparing  the  periodic   reports,   Escrow  Agent  will  rely  on
information provided by General Partner. Seller also agrees to indemnify Escrow Agent in accordance with the provisions set forth in Section 9 of this Agreement for all losses, costs and expenses arising from and related to the preparation and distribution of the periodic reports to investors.

         (d) Escrow Agent may resign upon 30-days advance written notice to Seller and Buyer. If a successor escrow agent is not appointed by Seller and Buyer within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent.

         3. Purpose of Agreement. This Agreement is being executed, and the Escrow Funds are being deposited with Escrow Agent, for the purpose of liquidating and distributing the Escrow Funds.

         4. Deposit of Escrow Funds. Immediately after the Effective Date, Seller agrees to deposit with Escrow Agent the Escrow Funds. The Escrow Funds shall be credited by Escrow Agent and recorded in a separate, segregated account. Escrow Agent is directed and is hereby authorized to deposit, transfer, hold and invest all funds received in the Escrow Funds account, including principal and interest, in the account described on the attached Exhibit A (the "Fund"), during the period of escrow. The Escrow Agent may sell all or any interest in the Fund only to the extent necessary to make any disbursement to Buyer under the terms of Section 5 of this Agreement or to the extent necessary to make any distribution to Investors under the terms of Section 7 of this Agreement. Escrow Agent shall not otherwise sell, transfer or convey all or any interest in the Fund.

         5. Disbursement of Escrow Funds. (a) The Escrow Funds shall be the sole and exclusive source of funds to which Buyer shall look subsequent to the Effective Date for recourse in the event of a breach or default by Seller of any of its representations, warranties, covenants or obligations under the Purchase Agreement, any other document or instrument executed by Seller as contemplated by the Purchase Agreement, including, without limitation, the Special Warranty Deeds, Bills of Sale and Assignment Agreements (all as defined in the Purchase Agreement), and/or this Agreement (collectively, the "Documents"). Escrow Agent shall not disburse any Escrow Funds to (i) Buyer unless Seller shall have consented to such disbursement as contemplated in subsection (b) below or there has been a Final Decision (as defined below) with respect to a Disputed Claim (as defined below), or (ii) Seller, except that Escrow Agent shall disburse Escrow Funds to Investors as contemplated by Section 7.

         (b) Subsequent to the Effective Date, Buyer may, from time to time, but in no event more than 18 months after the Effective Date, make a claim to some or all of the Escrow Funds (a "Claim") by delivering to Escrow Agent and Seller a certificate (a "Claim Certificate") signed by the president or a vice president of Buyer's general partner stating:

                  (i) That Buyer has or will incur damages in the aggregate of at least $10,000 as a result of one or more breaches or defaults by Seller under one or more of the Documents (the "Default"), exclusive, however, of Claims previously made;

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
                  (ii) The basis for the Default, set forth in reasonable detail; and

                  (iii) Buyer's reasonable estimate of the damages which Buyer has or will incur or sustain as a result of such Default.

The Claim Certificate delivered to each of Escrow Agent and Seller shall be accompanied by copies of all relevant third-party documentation supporting such alleged Default, including, without limitation, pleadings and petitions, environmental reports and notices asserting liability.

         (c) Within twenty days after Seller's receipt of a Claim, Seller shall notify Escrow Agent and Buyer whether Seller approves or disputes or objects to such Claim (the "Notice"). With respect to Claims which are approved by Seller, the Notice shall identify the Defaults which Seller agrees have occurred, to the extent more than one Default is alleged in the Claim Certificate, and the amount of damages which General Partner agrees that Buyer has or will incur or sustain as a result of such Defaults (an "Approved Claim"). Escrow Agent shall, within seven days after its receipt of the Notice, promptly pay to Buyer from the Escrow Funds an amount equal to the amount of all Approved Claims. If the Escrow Funds are not sufficient to pay in full any Approved Claim, Escrow Agent shall pay to Buyer such Escrow Funds as are available, but in no event shall Seller, General Partner or the Investors have any obligation or liability for that portion of the Approved Claims which exceed the amount of Escrow Funds.

         With respect to Claims which are disapproved by Seller, the Notice shall state in reasonable detail the reasons why Seller disputes or objects to the Claim (a "Disputed Claim"). In the event of a Disputed Claim, Seller and Buyer shall submit the Disputed Claim to binding arbitration in Phoenix, Arizona pursuant to the Uniform Arbitration Act then in effect in the State of Arizona. Such determination shall be made by an arbitrator selected by Seller and Buyer within 10 days after delivery of the Notice with respect to the Disputed Claim. Such arbitrator shall make a decision as to the Disputed Claim within 20 days after delivery of the Notice. If Seller and Buyer are unable to agree upon an arbitrator within 10 days after the delivery of the Notice, Seller and Buyer shall each select an arbitrator not having an interest in the transaction contemplated by this Agreement within 20 days after the delivery of the Notice, and those two arbitrators shall in turn select a third arbitrator within 30 days after the delivery of the Notice, who shall, within 45 days after the delivery of the Notice make a determination as to the Disputed Claim. The determination of the arbitrator agreed to by Seller and Buyer, or the arbitrator selected by arbitrators on behalf of Seller and Buyer, shall be final and conclusive upon the parties, and a judgment based upon that determination may be entered in the appropriate court. The determination of the arbitrator shall be referred to as a "Final Decision".

         Notwithstanding the foregoing, if any Disputed Claims which have been submitted to arbitration as described above have not been resolved to Final Decisions on or before 90 days preceding the third anniversary of the Effective Date (the "Final Arbitration Date"), within 30 days after the Final Arbitration Date Seller and Buyer shall each submit to the arbitrator(s) selected above with respect to such unresolved Disputed Claim(s) their proposals for Final Decisions. Such arbitrator(s)
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
shall then determine, within 45 days after the Final Arbitration Date, the Final Decision for each unresolved Disputed Claim within the range of the two applicable Final Decisions proposed by Seller and Buyer. The determination of the arbitrator(s) with respect to each unresolved Disputed Claim shall be a Final Decision.

         Escrow Agent shall not have the right to withhold payment of any Final Decision, and Seller shall not have the right to instruct Escrow Agent to withhold the payment of any Final Decision. Escrow Agent shall pay Buyer the amount of all Final Decisions from the Escrow Funds, to the extent available, without the necessity of obtaining any further document or authorization from Seller. The expenses of all arbitrations, including the out-of-pocket attorneys' fees and expenses of Seller but excluding the attorneys' fees and expenses of Buyer, shall be paid out of the available Escrow Funds before such Escrow Funds are distributed to Buyer or the Investors.

         6. Appointment of General Partner with Power of Attorney. Effective upon the dissolution of Seller, Seller appoints General Partner as its true and lawful attorney-in-fact to respond to all Claims and otherwise exercise Seller's rights under this Agreement. General Partner shall notify Buyer of the effective date of Seller's dissolution, and all actions to be taken by Seller, or deliveries to be made to Seller, pursuant to this Agreement subsequent to such dissolution shall be exercised by, or directed to, General Partner pursuant to the power of attorney set forth in this Section. The power of attorney set forth in this Section is coupled with an interest and is irrevocable. Notwithstanding the appointment by Seller of General Partner as its attorney-in-fact, General Partner and its officers, directors, shareholders, employees and agents shall have no personal liability to Escrow Agent, Buyer or, to the extent permitted by applicable law, the Investors as a result of such appointment and/or General Partner responding to Claims and/or otherwise exercising Seller's rights under this Agreement.

         7. Termination of Escrow. (a) If no Claims have been made by Buyer, or if Final Decisions have been rendered for all Disputed Claims, within 18 months after the Effective Date, all of the remaining Escrow Funds held by Escrow Agent pursuant to the terms of this Agreement shall be promptly paid by Escrow Agent to the Investors in proportion to their respective Units. If, however, within 18 months after the Effective Date there are Disputed Claims for which a Final Decision has not been made, Escrow Agent shall continue to hold the Escrow Funds in escrow pending a Final Decision with respect to all Disputed Claims; provided, however, in no event shall Escrow Agent hold such Escrow Funds later than three years after the Effective Date, and all remaining Escrow Funds held by Escrow Agent at the time of the third anniversary of the Effective Date shall be paid by Escrow Agent to the Investors in proportion to their respective Units, and Buyer shall have no recourse with respect to such Disputed Claims. All disbursements by Escrow Agent to Investors shall be delivered to the addresses for such Investors provided to Escrow Agent by Seller or General Partner.

         (b) The beneficial interest of the Investors in the Escrow Funds are non-transferable, except by will, intestate succession or operation of law. Accordingly, in the absence of the foregoing circumstances, all disbursements of Escrow Funds other than to Buyer, if any, shall be made and delivered to the Investors.
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
         (c) This Agreement shall terminate upon the earlier of (i) the disbursement of all remaining Escrow Funds or (ii) the time frame set forth in
Section 7(a) above.

         8. Notices. All notices (including Notices), certificates (including Claim Certificates), and distributions required or permitted to be given or delivered hereunder (other than distributions to Investors, which distributions shall be delivered as described in Section 7) shall be in writing, as applicable, and given by (i) hand delivery, (ii) facsimile, as applicable, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile or (c) the next business day, if delivered by express overnight delivery service. Attorneys may send or receive notices and certificates on behalf of their respective clients. Notices and certificates shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

       If to Seller:           Dennis L. Ruben, Esq.
                               Senior Vice President and General Counsel
                               Franchise Finance Corporation of America
                               17207 North Perimeter Drive
                               Scottsdale, AZ  85255
                               Telephone:        (602) 585-4500
                               Telecopy:         (602) 585-2226

       If to Buyer:            Mr. Jonathan D. Eilian
                               Principal
                               Starwood Capital Group, L.P.
                               Three Pickwick Plaza
                               Suite 250
                               Greenwich, CT 06830
                               Telephone:        (203) 861-2100
                               Telecopy:         (203) 861-2101

       with a copy to:         Andrew S. Robins, Esq.
                               Gunster, Yoakley, Valdes-Fauli & Stewart, P.A.
                               Suite 1400
                               500 East Broward Boulevard
                               Fort Lauderdale, Florida 33394
                               Telephone:        (305) 462-2000
                               Telecopy:         (305) 523-1722

       If to Escrow Agent:     Norwest Bank Arizona, National Association
                               Fourth Floor, MS 9030
                               3300 N. Central Avenue
                               Phoenix, Arizona 85012
                               Attention:  Administrator
                               Telephone:        (602) 248-2344
                               Telecopy:         (602) 248-1200
or to such other address as a party shall designate by written notice to all other parties to this Agreement.

         9. Reliance. Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own willful default or gross negligence. Buyer, Seller and General Partner shall, jointly and severally, indemnify and save harmless Escrow Agent for all losses, costs, and expenses which may be incurred by it without negligence or bad faith on the part of Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder.

         10. Fees and Expenses. Escrow Agent shall be entitled to compensation for its services as agreed to by Seller and Escrow Agent. The fee agreed upon for the services rendered hereunder shall be paid by Seller within 10 days after the Effective Date of this Agreement and is intended as full compensation for Escrow Agent's services as contemplated by this Agreement. Escrow Agent shall not render any material services not contemplated in this Agreement without the prior consent of Seller and Buyer.

         11. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         12.   Captions.   Captions  are  used  throughout  this  Agreement  for
convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         13. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Seller, Investors, Buyer and Escrow Agent and their respective successors and assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel. The Investors are third-party beneficiaries of this Agreement.

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         16. Time of the  Essence.  Time is of the essence  with respect to each provision of this Agreement; provided, however, whenever any determination is to be made or action to be taken on a date specified in this Agreement, if such date shall fall upon a Saturday, Sunday or holiday observed by federal banks in the State of Arizona, the date for such determination or action shall be extended to the first business day immediately thereafter.

         17. Forum Selection; Jurisdiction; Venue; Choice of Law. Each of the parties acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was signed by Seller and Escrow Agent in the State of Arizona and delivered by each of the parties in the State of Arizona and there are substantial contacts between the parties and the transaction contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Buyer consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Buyer waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona.

         18. Federal Income Tax Matters. Buyer, Seller and Escrow Agent agree that the Investors shall be treated as the owners of the corpus of the trust created under this Agreement, excluding any funds disbursed to Buyer under the terms of Section 5 of this Agreement, and shall file all of their respective returns, reports and similar information in a manner consistent with such ownership.
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         In witness whereof, the parties hereto have caused this Agreement to be signed as of the day and year first above written.

                   GUARANTEED   HOTEL  INVESTORS  1985,  L.P.,
                   a Delaware limited partnership

                   By   FFCA Management Company Limited
                   Partnership, a Delaware limited partnership, its general partner

                   By   Perimeter Center Management Company
                   a Delaware corporation, its general partner

                   By /s/ Dennis L. Rubin
                   Printed Name Dennis L. Rubin
                   Its Senior Vice President and General Counsel


                   SLT  REALTY  LIMITED  PARTNERSHIP,   a Delaware  limited
                   Partnership

                   By Starwood Lodging Trust, a
                   Maryland real estate investment trust,
                   its general partner

                   By /s/ Jeffery C. Lapin
                   Printed Name Jeffery C. Lapin
                   Its President


                   NORWEST BANK ARIZONA,
                   National Association

                   By:  /s/ Charlotte D. Grant-Cobb
                   Printed Name: Charlotte D. Grant-Cobb
                   Its: Vice President

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                                    EXHIBIT A
                                    ---------

The Escrow Agent is directed and is hereby authorized to deposit, transfer, and invest all funds received in the Escrow Funds account, including principal and interest, in Government Obligations, i.e., U.S. Treasury Bills, in accordance with the following investment strategy:

                             $500,000 30-day T-Bills
                             $500,000 60-day T-Bills
                             $500,000 90-day T-Bills
                            $500,000 120-day T-Bills

Further, the Escrow Agent is directed and is hereby authorized to deposit, transfer and hold any funds temporarily uninvested in the Norwest Advantage Funds Treasury Fund (a money-market "sweep" vehicle).
                                       10